SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   January 11, 2011

TECHNEST HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-27023	88-0357272
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

10411 Motor City Drive, Suite 650, Bethesda, MD 20817

 (Address of principal executive offices) (Zip Code)

10411 Motor City Drive, Suite 650, Bethesda, MD 20817

 (Mailing Address)

(301) 767-2810
 (Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Acquisition of AccelPath LLC

On January 11, 2011, Technest Holdings, Inc. (“Technest”), AccelPath LLC, a Massachusetts limited liability company (“AccelPath”) and all of the members of AccelPath (collectively, the “Sellers”), entered into a Unit Purchase Agreement (the “Purchase Agreement”) pursuant to which Technest agreed to acquire all of the outstanding membership interests of AccelPath from the Sellers, in consideration for 86,151,240 shares of Technest’s common stock in the aggregate (the “Transaction”).  Immediately following the Transaction, the Sellers will beneficially own approximately 72.5% of Technest’s issued and outstanding common stock.  Following the closing of the Transaction (the “Closing”), AccelPath shall continue to operate as a wholly owned subsidiary of Technest.

A total of 86,151,240 shares of Technest’s common stock will be issued in the Transaction, including 23,171,713 shares to Shekhar Wadekar, a Manager of AccelPath, 18,715,614 shares to Harold Lance Evans, a Manager of AccelPath, and 8,912,198 shares to entities deemed to be beneficially owned by Dhananjay Wadekar.  Immediately following the Transaction and not including the shares issued in the Bridge Financing (described below), Shekhar Wadekar will be deemed to beneficially own 19.50% of the shares of Technest’s common stock, Harold Lance Evans will be deemed to beneficially own 15.75% of Technest’s common stock, and Dhananjay Wadekar will be deemed to beneficially own 7.50% of  Technest’s common stock.  Following the Transaction, Shekhar Wadekar will serve as a director of Technest and will be its Chief Executive Officer.

Prior to the Transaction, Stephen Hicks, one of Technest’s directors, was deemed to beneficially own shares of Technest’s common stock beneficially owned by Southridge Partners LP, Aberdeen Avenue LLC, Southridge Capital Management LLC, Southshore Capital Fund Ltd. and Garth LLC.  Including the shares of Technest common stock beneficially owned by these entities, along with shares directly owned by Mr. Hicks and shares owned by Trillium Partners, LP (for which Mr. Hicks is the President of the general partner), Mr. Hicks was deemed to beneficially own 63.56% of the shares of Technest common stock, or a total of 20,770,696 shares of Technest’s common stock as of January 6, 2011.  Mr. Hicks disclaims beneficial ownership of such shares other than those issued to Mr. Hicks as a director of Technest.  Immediately following the Transaction and not including shares issued in the Bridge Financing (described below), Mr. Hicks will be deemed to beneficially own 17.48% of the shares of Technest’s common stock (including the shares owned by Southridge Partners LP, Aberdeen Avenue LLC, Southridge Capital Management LLC, Southshore Capital Fund Ltd., Garth LLC, and Trillium Partners LP).

Each of the parties to the Purchase Agreement has made customary representations, warranties and covenants.  The Closing is subject to, among other things, the continued accuracy of the representations and warranties of the parties contained in the Purchase Agreement, the performance of certain covenants and obligations of the parties, the satisfaction of certain matters relating to certain creditors and certain employees of Technest, and Technest executing the CVR Agreement (as described below) and definitive agreements relating to the Bridge Financing (as described below).  The Purchase Agreement may be terminated at any time prior to the Closing with the written consent of AccelPath and Technest, upon the issuance of a final governmental order or action that restrains, enjoins or otherwise prohibits the Transaction or by either party, or upon a breach of a representation, warranty or covenant in the Purchase Agreement that is not cured prior to the Closing.

Pursuant to the terms of the Purchase Agreement, the parties have agreed to enter into certain other agreements at the Closing, including a Lock-Up Agreement that prohibits the Sellers and certain of Technest’s existing stockholders from transferring shares of common stock held by them for a period of up to ten months following the Closing.

The issuance of Technest’s common stock in the Transaction will not be registered under the Securities Act of 1933, and will be made in reliance upon the exemptions from the registration requirements of the Securities Act set forth in Section 4(2) thereof.

The foregoing summary of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Purchase Agreement has been included to provide investors and stockholders with information regarding its terms.  It is not intended to provide any other factual information about Technest.  The Purchase Agreement contains representations and warranties that the parties to the Purchase Agreement made to and solely for the benefit of each other, and the assertions embodied in such representations and warranties are qualified by information contained in confidential disclosure schedules that the parties exchanged in connection with signing the Purchase Agreement. Accordingly, investors and stockholders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances, since they were only made as of the date of the Purchase Agreement and are modified in important part by the underlying disclosure schedules.  Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may not be fully reflected in the Technest’s public disclosures.

Bridge Financing

On January 11, 2011, Technest entered into a Securities Purchase Agreement (the “Bridge Financing Agreement”) with Southridge Partners II, LP (“Southridge”) to issue 300 shares of its Series E 5% Convertible Preferred Stock, with a stated value of $1,000 per share, to Southridge for a purchase price of $300,000.00 (the “Bridge Financing”).  The shares of Series E 5% Convertible Preferred Stock shall be issued in three tranches over a 90-day period beginning on the Closing.  Prior to the Closing of the Transaction, Southridge Partners, LP and its affiliates are the holders of a majority of Technest’s shares of common stock.

As set forth in the Series E 5% Convertible Preferred Stock Certificate of Designation to be filed with the Secretary of State of Nevada (the “Certificate of Designation”), the Series E 5% Convertible Preferred Stock to be issued in the Bridge Financing will be convertible into Technest common stock at the option of Southridge at any time.  The number of shares of Technest common stock into which each share of Series E 5% is convertible is determined by dividing $1,000 (the stated value) by $0.0444169850 per share.  The 300 shares of Series E 5% Preferred Stock issueable to Southridge will be convertible into 6,754,173 shares of Technest common stock.  The holders of Series E 5% Convertible Preferred Stock are entitled to receive cumulative dividends on the preferred stock at the rate per share (as a percentage of the stated value per share) equal to five percent (5%) per annum payable in cash.

The issuance and sale of the securities in the Bridge Financing will not be registered under the Securities Act of 1933, and will be made in reliance upon the exemptions from the registration requirements of the Securities Act set forth in Section 4(2) thereof.

The foregoing summary of the Bridge Financing does not purport to be complete and is qualified in its entirety by reference to the full text of the Bridge Financing Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and the Certificate of Designation, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K, each of which are incorporated herein by reference.

Contingent Value Rights

On January 13, 2011, Technest entered into a Contingent Value Rights Agreement (the “CVR Agreement”) with Mellon Investor Services LLC (the “Exchange Agent”) pursuant to which each of Technest’s common stockholders of record as of January 25, 2011 shall receive one contingent value right (a “CVR”) for each share of Technest common stock held by them.  Each CVR shall entitle the holder thereof to its pro rata portion of a payment to be received by Technest pursuant to a Settlement Agreement and Mutual Release with EOIR Holdings LLC and EOIR Technologies, Inc. (the “Settlement Agreement”), less certain expenses that will be deducted from such payment.  The CVR will be distributed on February 2, 2011. Pursuant to the Settlement Agreement, EOIR Holdings LLC agreed to, among other things, pay Technest $5,000,000 within sixty days of EOIR Technologies, Inc. being awarded a contract under the Warrior Enabling Broad Sensor Services Indefinite Delivery Indefinite Quantity contract or any contract generally recognized to be a successor contract to U.S. Army contract no. WI5P7T-08-D-P417 (the “STES Contract”).  The $5,000,000 is also payable to Technest in the event that EOIR Technologies, Inc. is awarded task orders under its current STES Contract totaling $495,000,000.   If the $5,000,000 payment is received under the Settlement Agreement, the holders of the CVRs will receive their pro rata portion of the net proceeds from such payment as certain expenses will be deducted from that payment prior to the distribution to the CVR holders.  Following deduction of such expenses, Technest estimates that the cash payment will be approximately $0.09 per CVR.

The foregoing summary of the CVR Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the CVR Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.  The foregoing summary of the Settlement Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Settlement Agreement, a copy of which is filed as Exhibit 10.1 to our Current Report on Form 8-K filed on October 29, 2009 and is incorporated herein by reference.

Item 8.01 Other Events.

On January 14, 2011, Technest issued a press release announcing that it had agreed to acquire AccelPath pursuant to the Purchase Agreement, issue contingent value rights to its common stockholders under the CVR Agreement and issue shares of its Series E 5% Convertible Preferred Stock to Southridge in accordance with the Bridge Financing Agreement.  The Company’s press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may constitute forward-looking information and statements that are intended to be covered by the safe harbor for forward looking statements provided by the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are statements that are not historical facts. Words such as "expect(s)", "estimate(s)", "feel(s)", "believe(s)", "will", "may", "anticipate(s)" and similar expressions are intended to identify forward-looking statements.  These statements include, but are not limited to, statements about Technest’s expected benefits of, and the ability to consummate, the Transaction with AccelPath and the Sellers, the receipt of the payment under the Settlement Agreement, the final amount of the payments under the CVR Agreement and all other statements regarding future performance.  All such information and statements are subject to certain risks and uncertainties, the effects of which are difficult to predict and generally beyond the control of Technest, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements contained in this Current Report on Form 8-K.  These risks and uncertainties include, but are not limited to, whether Technest and AccelPath will be able to satisfy all closing conditions to the Transaction, including the completion of the Bridge Financing; whether Technest will realize the improvements in the its operations that its expects from the Transaction; whether the conditions triggering the payment to Technest under the Settlement Agreement will be achieved, the amount of expenses that will be deducted from, and reduce the amount of, payments pursuant to the CVR Agreement; general economic conditions; and those risks identified and discussed by Technest in its filings with the U.S. Securities and Exchange Commission.  Readers are cautioned not to place undue reliance on these forward looking statements that speak only as of the date hereof.  Technest does not undertake any obligation to publish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.  Readers are also urged to carefully review and consider the various disclosures in Technest’s SEC periodic and interim reports, including but not limited to its Annual Report on Form 10-K for the fiscal year ended June 30, 2010, Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2010, and Current Reports on Form 8-K filed from time to time by Technest.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

2.1	Unit Purchase Agreement, dated as of January 11, 2011, by and among Technest Holdings, Inc., AccelPath LLC and the members of AccelPath LLC
4.1	Series E 5% Convertible Preferred Stock Certificate of Designation to be filed with the Secretary of State of Nevada
10.1	Securities Purchase Agreement, dated as of January 11, 2011, by and between Technest and Southridge Partners II, LP
10.2	Contingent Value Rights Agreement, dated as of January 13, 2011, by and between Technest Holdings, Inc. and Mellon Investor Services LLC
99.1	Press Release dated as of January 14, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Technest Holdings, Inc.

By:	/s/ Gino M. Pereira
Gino M. Pereira
Chief Executive Officer

DATE: January 14, 2011

EXHIBIT INDEX

Exhibit No.	Description

2.1	Unit Purchase Agreement, dated as of January 11, 2011, by and among Technest Holdings, Inc., AccelPath LLC and the members of AccelPath LLC
4.1	Series E 5% Convertible Preferred Stock Certificate of Designation to be filed with the Secretary of State of Nevada
10.1	Securities Purchase Agreement, dated as of January 11, 2011, by and between Technest and Southridge Partners II, LP
10.2	Contingent Value Rights Agreement, dated as of January 13, 2011, by and between Technest Holdings, Inc. and Mellon Investor Services LLC
99.1	Press Release dated as of January 14, 2011